REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is entered into as of July 2, 2010, by and among STEELCLOUD, INC., a Virginia corporation (the “Company”), CLIPPER INVESTORS LLC, an Illinois limited liability company (“Clipper”), and CALEDONIA CAPITAL CORPORATION, a Delaware corporation (“Caledonia” and, together with Clipper, the “Investors”).

The Company and Clipper are parties to (a) a Preferred Stock and Warrant Purchase Agreement (the “Preferred Stock and Warrant Purchase Agreement”) and (b) a Note Purchase Agreement (the “Note Purchase Agreement” and, together with the Preferred Stock and Warrant Purchase Agreement, the “Purchase Agreements”), each dated as of July 2, 2010.  The Company and Caledonia are parties to (i) an Exchange Agreement dated as of July 2, 2010 pursuant to which Caledonia was issued shares of the Company’s Preferred Stock in exchange for certain shares of the Company’s Common Stock (the “Exchange Agreement”), and (ii) a Consolidated, Amended and Restated Promissory Note dated July 2, 2010, made by the Company to the order of Caledonia in the original principal amount of $570,000 (the “Caledonia Note”).  In order to induce Clipper to enter into the Purchase Agreements and Caledonia to enter into the Exchange Agreement, the Company has agreed to provide the registration rights set forth in this Agreement.  The execution and delivery of this Agreement is a condition to the closing of the transactions contemplated by the Purchase Agreements, the Exchange Agreement and the Caledonia Note.  Unless otherwise provided in this Agreement, capitalized terms used herein shall have the meanings set forth in Section 8 hereof.

The parties hereto agree as follows:

1.             Demand Registrations.

(a)           Requests for Registration.  Each of Clipper and Caledonia may request registration under the Securities Act of all or any portion of their Investor Registrable Securities on Form S-1 or any similar long-form registration (“Long-Form Registrations”) or, if then available, on Form S-2 or S-3 (including pursuant to Rule 415 under the Securities Act) or any similar short-form registration (“Short-Form Registrations”).  All registrations requested pursuant to this Section 1(a) are referred to herein as “Demand Registrations.”  Demand Registrations shall be Short-Form Registrations whenever the Company is permitted to use any applicable short form.  Each request for a Demand Registration shall specify the approximate number of Investor Registrable Securities requested to be registered and the anticipated per share price range for such offering.  Within five (5) business days after receipt of any such request, the Company shall give written notice of such requested registration to all other holders of Investor Registrable Securities and, subject to Section 1(d) below, shall include in such registration all Investor Registrable Securities with respect to which the Company has received written requests for inclusion therein within thirty (30) days after the receipt of the Company’s notice.

(b)           Investor Long-Form Registrations.  Each of Clipper and Caledonia shall be entitled to request not more than one (1) Long-Form Registration pursuant to Section 1(a) for which the Company shall pay all Registration Expenses (as defined in Section 5), whether or not such registration is consummated.  All Long-Form Registrations shall be underwritten registrations.  The selling stockholders and the Company shall bear the expenses of the underwriter and placement agent, if any, pro rata in proportion to the respective number of shares each is selling in such offering.

(c)           Investor Short-Form Registrations.  In addition to the Long-Form Registrations provided pursuant to Section 1(b), each of Clipper and Caledonia shall be entitled to request an unlimited number of Short-Form Registrations pursuant to Section 1(a) for which the Company shall pay all Registration Expenses, whether or not such registration is consummated.  The selling stockholders and the Company shall bear the expenses of the underwriter and placement agent, if any, pro rata in proportion to the respective number of shares each is selling in such offering.  The Company shall use its best efforts to make Short-Form Registrations on Form S-3 available for the sale of Investor Registrable Securities and to maintain such S-3 eligibility thereafter.  If the Company, pursuant to the request of the holder(s) of a majority of Investor Registrable Securities, is qualified to and has filed with the Securities Exchange Commission a registration statement under the Securities Act on Form S-3 pursuant to Rule 415 under the Securities Act (the “Required Registration”), then the Company shall use its best efforts to cause the Required Registration to be declared effective under the Securities Act as soon as practicable after filing, and, once effective, the Company shall cause such Required Registration to remain effective for a period ending on the earlier of (i) the date on which all Investor Registrable Securities included in such registration have been sold pursuant to the Required Registration, or (ii) the date as of which the holder(s) of the Investor Registrable Securities included in such registration (assuming such holder(s) are affiliates of the Company) are able to sell all of the Investor Registrable Securities included in such registration within a ninety (90) day period in compliance with Rule 144 under the Securities Act.

(d)           Priority on Demand Registrations.  The Company shall not include in any Demand Registration any securities that are not Investor Registrable Securities without the prior written consent of the holder(s) of a majority of the Investor Registrable Securities to be included in such registration.  If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that, in their opinion, the number of Investor Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Investor Registrable Securities and other securities, if any, that can be sold in an orderly manner in such offering within a price range acceptable to the holder(s) of a majority of the Investor Registrable Securities to be included in such registration, then the Company shall include in such registration, prior to the inclusion of any securities that are not Investor Registrable Securities, the maximum number of Investor Registrable Securities requested to be included that, in the opinion of such underwriters, can be sold in an orderly manner within the price range of such offering, allocated pro rata among the respective holders thereof on the basis of the amount of Investor Registrable Securities owned by each such holder.

(e)           Restrictions on Demand Registrations.  The Company shall not be obligated to effect any Demand Registration within 180 days after the effective date of a previous Demand Registration.  The Company may postpone for up to 180 days the filing or the effectiveness of a registration statement for a Demand Registration if such registration would, in the good faith judgment of the Company’s board of directors, substantially interfere with any material transaction being considered at the time of receipt of the request for such Demand Registration, including any proposal or plan by the Company to acquire financing, engage in any acquisition of assets (other than in the ordinary course of business), or engage in any merger, consolidation, tender offer, reorganization, or similar transaction; provided that, in such event, the holder(s) of Investor Registrable Securities initially requesting such Demand Registration shall be entitled to withdraw such request and the Company shall pay all Registration Expenses in connection with such registration.  The Company may delay a Demand Registration hereunder only once in any twelve (12) month period.

(f)            Selection of Underwriters.  The Company in its reasonable discretion shall have the right to select the investment banker(s) and manager(s) to administer any underwritten offering hereunder.

(g)           Other Registration Rights.  Except as provided in this Agreement, the Purchase Agreements, the Exchange Agreement, and the documents contemplated thereby, the Company shall not grant to any Persons the right to request the Company to register any equity securities of the Company, or any securities, options or rights convertible or exchangeable into or exercisable for such securities, without the prior written consent of the holder(s) of a majority of the Investor Registrable Securities.

2.             Piggyback Registrations.

(a)           Right to Piggyback.  Whenever the Company proposes to register any of its securities (including any proposed registration of the Company’s securities by any third party) under the Securities Act (other than (i) pursuant to a Demand Registration, which is addressed by Section 1, or (ii) in connection with registrations on Form S-4, S-8 or any successor or similar forms for transactions as to which no cash proceeds are attributable to the Company) and the registration form to be used may be used for the registration of Investor Registrable Securities (a “Piggyback Registration”), the Company shall give prompt written notice (and in any event within three (3) business days after its receipt of notice of any exercise of demand registration rights other than under this Agreement) to all holders of Investor Registrable Securities of its intention to effect such a registration and shall include in such registration all Investor Registrable Securities with respect to which the Company has received written requests for inclusion therein within thirty (30) days after the receipt of the Company’s notice.

(b)           Piggyback Expenses.  The Registration Expenses of the holders of Investor Registrable Securities shall be paid by the Company in all Piggyback Registrations, whether or not such registration is consummated.

(c)           Priority on Primary Registrations.  If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that, in their opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Company, then the Company shall include in such registration the maximum number of securities that, in the opinion of such underwriters, can be sold in an orderly manner within the price range of such offering, giving priority (i) first, to the securities the Company proposes to sell, (ii) second, to the Investor Registrable Securities requested to be included in such registration (if any), allocated pro rata among the respective holders thereof on the basis of the amount of Investor Registrable Securities owned by each such holder, and (iii) third, to the other securities requested to be included in such registration (if any).

(d)           Priority on Secondary Registrations.  If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company’s securities other than holders of Investor Registrable Securities (it being understood that secondary registrations on behalf of holders of Investor Registrable Securities are addressed in Section 1 above rather than this Section 2(d)), and the managing underwriters advise the Company in writing that, in their opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the holder(s) of a majority of the Investor Registrable Securities to be included in such registration, then the Company shall include in such registration, (i) first, the securities requested to be included therein by the holders requesting such registration and the Investor Registrable Securities requested to be included in such registration, in each case that, in the opinion of such underwriters, can be sold in an orderly manner within the price range of such offering (if any), pro rata among the holders of such securities and the holders of such Investor Registrable Securities on the basis of the number of shares of Common Stock owned by each such holder, and (ii) second, the other securities requested to be included in such registration that, in the opinion of such underwriters, can be sold in an orderly manner within the price range of such offering (if any).

(e)           Other Registrations.  If the Company has previously filed a registration statement with respect to Investor Registrable Securities pursuant to Section 1 or pursuant to this Section 2, and if such previous registration has not been withdrawn or abandoned, then, unless such previous registration is a Required Registration, the Company shall not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least 180 days has elapsed from the effective date of such previous registration.

3.             Lockup Agreements

(a)           Each holder of Investor Registrable Securities shall not effect any public sale or distribution (including sales pursuant to Rule 144 under the Securities Act) of equity securities of the Company, or any securities, options or rights convertible into or exchangeable or exercisable for such securities, during the seven (7) days prior to and the 180-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree.

(b)           The Company (i) shall not effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven (7) days prior to and during the 180-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration in which Investor Registrable Securities are included (except as part of such underwritten registration or pursuant to registrations on Form S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree, and (ii) shall cause each holder of its equity securities, or any securities convertible into or exchangeable or exercisable for equity securities, purchased from the Company at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144 under the Securities Act) of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

4.             Registration Procedures.  Whenever the holders of Investor Registrable Securities have requested that any Investor Registrable Securities be registered pursuant to this Agreement (subject to Section 1(e)), the Company shall use its best efforts to effect the registration and the sale of such Investor Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

(a)           prepare and, within sixty (60) days after the receipt of a request for registration, file with the Securities and Exchange Commission a registration statement with respect to such Investor Registrable Securities and use its best efforts to cause such registration statement to become effective as soon as practicable thereafter (provided that, before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to the counsel selected by the holder(s) of a majority of the Investor Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents shall be subject to the review and comment of such counsel);

(b)           notify in writing each holder of Investor Registrable Securities of the effectiveness of each registration statement filed hereunder and prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 180 days (or, if such registration statement relates to an underwritten offering, such longer period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sales of Investor Registrable Securities by an underwriter or dealer) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

(c)           furnish to each seller of Investor Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus), and such other documents as such seller may reasonably request in order to facilitate the disposition of the Investor Registrable Securities owned by such seller;

(d)           use its best efforts to register or qualify such Investor Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller of Investor Registrable Securities to consummate the disposition in such jurisdictions of the Investor Registrable Securities owned by such seller of Investor Registrable Securities (provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 4(d), (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process in any such jurisdiction);

(e)           promptly notify in writing each seller of such Investor Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement (i) contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading in light of the circumstances under which they were made or (ii) is otherwise not legally available to support sales of Investor Registrable Securities, and the Company shall promptly prepare and furnish to each such seller a reasonable number of copies of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Investor Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

(f)           cause all such Investor Registrable Securities to be listed on a national securities exchange or trading system and each securities exchange and trading system (if any) on which similar securities issued by the Company are then listed;

(g)           provide a transfer agent and registrar for all such Investor Registrable Securities not later than the effective date of such registration statement;

(h)           enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holder(s) of a majority of the Investor Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of Investor Registrable Securities (including effecting a stock split or a combination or shares);

(i)            make available for inspection by any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant, or other agent retained by any such underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors, employees, and independent accountants to supply all information reasonably requested by any such underwriter, attorney, accountant, or agent in connection with such registration statement and assist and, at the request of any participating underwriter, use its best efforts to cause such officers or directors to participate in presentations to prospective purchasers;

(j)            otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first day of the Company’s first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

(k)           in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any equity securities included in such registration statement for sale in any jurisdiction, the Company shall use its best efforts promptly to obtain the withdrawal of such order;

(l)            use its best efforts to cause such Investor Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Investor Registrable Securities;

(m)          obtain one or more cold comfort letters, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), from the Company’s independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the holder(s) of a majority of the Investor Registrable Securities being sold in such registered offering reasonably request; and

(n)           provide a legal opinion of the Company’s outside counsel, dated the effective date of such registration statement (or, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), with respect to the registration statement, each amendment and supplement thereto, the prospectus included therein (including the preliminary prospectus) and such other documents relating thereto in customary form and covering such matters of the type customarily covered by legal opinions of such nature.

5.             Registration Expenses.

(a)           Subject to Section 5(b) below, all expenses incident to the Company’s performance of or compliance with this Agreement, including all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, travel expenses, filing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company, and fees and disbursements of all independent certified public accountants, underwriters including, if necessary, a “qualified independent underwriter” within the meaning of the rules of the National Association of Securities Dealers, Inc. (in each case, excluding discounts and commissions), and other Persons retained by the Company or by holders of Investor Registrable Securities or their affiliates on behalf of the Company (all such expenses being herein called “Registration Expenses”), shall be borne as provided in this Agreement, except that the Company shall, in any event, pay its internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance, and the expenses and fees for listing the securities to be registered in accordance with Section 4(f).  The Company shall have no obligation to pay any underwriting discounts attributable to the Investor Restristrable Securities being sold by the holder thereof, which underwriting discounts shall be borne by such holders.

(b)           In connection with each Demand Registration and each Piggyback Registration, the Company shall reimburse the holders of Investor Registrable Securities included in such registration for the reasonable fees and disbursements of one (1) counsel chosen by the holder(s) of a majority of the Investor Registrable Securities included in such registration.

(c)           To the extent Registration Expenses are not required to be paid by the Company, each holder of securities included in any registration hereunder shall pay those Registration Expenses allocable to the registration of such holder’s securities so included, and any Registration Expenses not so allocable shall be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered.

6.           Indemnification.

(a)           The Company agrees to indemnify and hold harmless, to the fullest extent permitted by law, each holder of Investor Registrable Securities, its officers, directors, agents, and employees, and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities, and expenses (or actions or proceedings, whether commenced or threatened, in respect thereof), whether joint and several or several, together with reasonable costs and expenses (including reasonable attorney’s fees) to which any such indemnified party may become subject under the Securities Act or otherwise (collectively, “Losses”) caused by, resulting from, arising out of, based upon, or relating to (i) any untrue or alleged untrue statement of material fact contained in (A) any registration statement, prospectus or preliminary prospectus, or any amendment thereof or supplement thereto or (B) any application or other document or communication (in this Section 6, collectively called an “application”) executed by or on behalf of the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify any securities covered by such registration under the blue sky or securities laws thereof or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such holder and each such director, officer, and controlling Person for any legal or any other expenses incurred by them in connection with investigating or defending any such Losses; provided that the Company shall not be liable to any holder in any such case to the extent that any such Losses result from, arise out of, are based upon, or relate to an untrue statement or alleged untrue statement, or omission or alleged omission, made in such registration statement, any such prospectus, or preliminary prospectus or any amendment or supplement thereto, or in any application, in each case, in reliance upon, and in conformity with, written information prepared and furnished in writing to the Company by such holder expressly for use therein or by such holder’s failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same.  In connection with an underwritten offering, the Company shall indemnify such underwriters, their officers and directors, and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Investor Registrable Securities.

(b)           In connection with any registration statement in which a holder of Investor Registrable Securities is participating, each such holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify and hold harmless the Company and its officers, directors, agents, and employees, and each other Person who controls the Company (within the meaning of the Securities Act) against any Losses to the extent caused by, resulting from, arising out of, based upon, or relating to (i) any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus, or any amendment thereof or supplement thereto or in any application, or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is made in such registration statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, or in any application, in each case, in reliance upon and in conformity with written information prepared and furnished to the Company by such holder expressly for use therein, and such holder will reimburse the Company and each such other indemnified party for any legal or any other expenses incurred by them in connection with investigating or defending any such Losses; provided that the obligation to indemnify will be individual, not joint and several, for each holder and shall be limited to the net amount of proceeds received by such holder from the sale of Investor Registrable Securities pursuant to such registration statement.

(c)           Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person’s right to indemnification hereunder to the extent such failure has not materially and actually prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party.  If such defense is assumed, then (x) the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without the indemnifying party’s consent (but such consent will not be unreasonably withheld) and (y) the indemnifying party will not enter into any settlement agreement with respect to such claim unless there is no finding or admission of liability by the indemnified party in such settlement agreement.  An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

(d)           The indemnification provided for under this Agreement shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract, and will remain in full force and effect regardless of any investigation made or omitted by or on behalf of the indemnified party or any officer, director, or controlling Person of such indemnified party and shall survive the transfer of securities.

(e)          If the indemnification provided for in this Section 6 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, liability or action referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amounts paid or payable by such indemnified party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other hand in connection with the statements or omissions which resulted in such loss, claim, damage, liability or action as well as any other relevant equitable considerations; provided that the maximum amount of liability in respect of such contribution shall be limited, in the case of each seller of Investor Registrable Securities, to an amount equal to the net proceeds actually received by such seller from the sale of Investor Registrable Securities effected pursuant to such registration.  The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

7.           Participation in Underwritten Registrations.  No Person may participate in any underwritten registration hereunder unless such Person (i) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements, and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, and other documents reasonably required under the terms of such underwriting arrangements; provided that no holder of Investor Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters (other than representations and warranties regarding such holder and such holder’s intended method of distribution) or to undertake any indemnification obligations to the Company or the underwriters with respect thereto, except as otherwise provided in Section 6 hereof.

8.           Definitions.

(a)          “Common Stock” means the Company’s $0.001 par value common stock.

(b)          “Investor Registrable Securities” means, (i) the shares of Common Stock issuable upon conversion of the Preferred Shares, the shares of Common Stock issuable upon the exercise of the Warrants (all as defined in the Preferred Stock and Warrant Purchase Agreement), and the shares of Common Stock issuable upon conversion of the Note (as defined in the Note Purchase Agreement), (ii) the shares of Common Stock issuable upon conversion of the Preferred Shares issued to Caledonia pursuant to the Exchange Agreement and the shares of Common Stock issuable upon conversion of the Caledonia Note, and (iii) shares of Common Stock issued or issuable with respect to the securities referred to in clauses (i) or (ii) above by way of dividend, distribution, split or combination of securities, or any recapitalization, merger, consolidation or other reorganization.  As to any particular Investor Registrable Securities, such securities shall cease to be Investor Registrable Securities when they (A) have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer, or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force), (B) have been effectively registered under a registration statement including, without limitation, a registration statement on Form S-8 (or any successor form), or (C) have been repurchased by the Company.  For purposes of this Agreement, a Person shall be deemed to be a holder of Investor Registrable Securities whenever such Person has the right to acquire such Investor Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

(c)          “Person” means an individual, a partnership, a limited liability company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, an investment fund, any other business entity and a governmental entity or any department, agency or political subdivision thereof.

(d)          “Securities Act” means the Securities Act of 1933, as amended, or any successor federal law then in force, together with all rules and regulations promulgated thereunder.

(e)          “Securities Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor federal law then in force, together with all rules and regulations promulgated thereunder.

9.           Miscellaneous.

(a)          No Inconsistent Agreements; Entire Agreement.  The Company will not enter into any agreement with respect to its securities that is inconsistent with or violates the rights granted to the holders of Investor Registrable Securities in this Agreement.  This Agreement, those documents expressly referred to herein and other documents of even date herewith embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, that may have related to the subject matter hereof in any way.

(b)          Adjustments Affecting Investor Registrable Securities.  The Company shall not take any action, or permit any change to occur, with respect to its securities that would adversely affect the ability of the holders of Investor Registrable Securities to include such Investor Registrable Securities in a registration undertaken pursuant to this Agreement or that would adversely affect the marketability of such Investor Registrable Securities in any such registration (including effecting a share or unit split or a combination of shares or units).

(c)          Remedies.  Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.  The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that, in addition to any other rights and remedies existing in its favor, any party shall be entitled to specific performance and/or other injunctive relief from any court of law or equity of competent jurisdiction (without posting any bond or other security) in order to enforce or prevent violation of the provisions of this Agreement.

(d)          Amendments and Waivers.  Except as otherwise provided herein, no modification, amendment, or waiver of any provision of this Agreement shall be effective against the Company or the holders of Investor Registrable Securities unless such modification, amendment, or waiver is approved in writing by the Company, Clipper and Caledonia.  No failure by any party to insist upon the strict performance of any covenant, duty, agreement, or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute a waiver of any such breach or any other covenant, duty, agreement, or condition.

(e)           Successors and Assigns.  All covenants and agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not.  In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of holders of Investor Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Investor Registrable Securities.  The Company may not assign any of its rights or obligations under this Agreement without the prior written consent of the Investors.  Each Investor may assign all or any part of its rights and obligations hereunder.

(f)           Severability.  Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

(g)           Counterparts.  This Agreement may be executed simultaneously in two or more counterparts (including by means of facsimile), each of which shall be deemed an original, and all of which taken together shall constitute one and the same Agreement.

(h)           Descriptive Headings; Interpretation.  The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement.

(i)           Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF ILLINOIS WITHOUT GIVING ANY EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS.

(j)           Notices.  All notices hereunder shall be in writing and shall be deemed to have been given at the time when hand delivered, when received if sent by facsimile or by same day or overnight recognized commercial courier service, or three (3) days after being mailed by certified mail, addressed to the address below stated of the party to which notice is given, or to such changed address as such party may have fixed by notice:

To the Company:

SteelCloud, Inc.
20110 Ashbrook Place, Suite 130
Ashburn, Virginia 20147
Attn: Brian H. Hajost

with a copy to:

Fettmann, Tolchin & Majors, PC
10509 Judicial Drive
Suite 300
Fairfax, VA 22030
Fax: 703-385-9893
Attn: Edward J. Tolchin, Esq.

To Clipper:

Clipper Investors LLC
1095 Fisher Lane
Winnetka, Illinois 60093
Attn: Kenneth A. Merlau

with a copy to:

Ungaretti & Harris LLP
70 West Madison, Suite 3500
Chicago, Illinois 60602
Attn:  Michael W. Black

To Caledonia:

Caledonia Capital Corporation
19441 Golf Vista Plaza, Suite 360
Leesburg, VA  20176,
Attn: Edward Murchie

with a copy to:

Grossberg,Yochelson, Fox & Beyda, LLP
2000 L Street, NW, Suite 675
Washington, DC 20036
Attn: Linton W. Hengerer

provided, however, that any notice of change of address shall be effective only upon receipt

(k)           No Strict Construction.  The parties hereto have participated jointly in the negotiation and drafting of this Agreement.  In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

[signature page follows]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written.

STEELCLOUD, INC.

By:	/s/ Brian H. Hajost
Name: Brian H. Hajost
Its: President & CEO

CLIPPER INVESTORS LLC

By:	/s/ Kenneth A. Merlau
Name: Kenneth A. Merlau
Its: President & CEO

CALEDONIA CAPITAL CORPORATION

By:	/s/ Edward M. Murchie
Name: Edward M. Murchie
Its: President

Signature Page to Registration Rights Agreement